Semiannual Report

Capital
Opportunity
Fund

June 30, 1999

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Capital Opportunity Fund

o    Stocks continued to rally in the first half despite rising interest rates.

o Fund performance was poor in both the 6- and 12-month periods, as our former emphasis on small- and mid-cap stocks hurt returns.

o We made changes to the fund's investment process late in the period and are pleased with the improved performance since then.

o The market is caught between rising interest rates and rising earnings, but we are confident that rigorous fundamental research by our team of analysts can identify attractive investment opportunities.


Fellow Shareholders

U.S. stocks continued their rally in the first half of 1999, but the Capital Opportunity Fund did not participate. As we discussed in our letter to you in April, we have made changes to the fund's investment process with the objectives of enhancing future performance and improving consistency. Since May 1, the fund's stocks have been selected directly by our equity analysts, who collectively cover a wide range of industry groups. Our goal is to utilize the best thinking of the individual analysts in each industry sector.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

Capital Opportunity Fund                            0.00%               0.02%

S&P 500 Stock Index                                12.38               22.76

Lipper Capital Appreciation
Funds Average                                      13.68               20.04

     The results shown in the accompanying table largely reflected the fund's previous program, which had substantially more exposure to small- and mid-cap stocks. Until the second quarter of this year, those stocks had lagged far behind the handful of large growth stocks that had powered the market's advance. We are happy to report that since the portfolio's repositioning, results have improved. For the two months ended June 30, the fund gained 3.72%, compared with 3.06% for the S&P 500 Stock Index and 4.85% for the Lipper category.

     The fund's objective remains unchanged-to seek superior capital appreciation over time by investing primarily in U.S. common stocks. Using industry allocations similar to weightings in the S&P 500 index, T. Rowe Price's equity analysts will select companies from within the industries they follow. By investing across all of the S&P 500 sectors, the fund's portfolio will be more diversified than formerly, both in terms of number of securities held and exposure to various industries. Individual stock selection within the S&P 500-designated industry sectors will be the key determinant of performance.

     We work diligently and systematically to strengthen our equity research team and to provide the resources needed to compete effectively. Our analysts meet with dozens of companies weekly across the country and, increasingly, around the globe. We believe the new stock selection process for Capital Opportunity Fund will enable the analysts to implement their best ideas quickly and directly. As chairman of the fund's Investment Advisory Committee, I will be responsible for reviewing the fund's overall positioning on an ongoing basis.


MARKET AND PORTFOLIO REVIEW

     Growth stocks, especially those in telecommunications and technology, continued to lead the market in the first half. While small-cap stocks declined through the first quarter, a dramatic shift took place in the second quarter as long out-of-favor sectors, including small-caps, became the market's leaders. Cyclical and value stocks also rebounded as global business fundamentals showed noticeable improvement. Our domestic economy strengthened significantly and economies in Asia and Latin America showed renewed vigor, setting the stage for accelerating earnings growth after several years of sluggish results. Short- and long-term interest rates rose as investors braced for the possibility of a "too-hot" economy. Inflation reports remained subdued though, and share prices rose despite a rise in rates. Late in the second quarter, growth stocks of all sizes-but especially those of large and mid-size companies-took the lead back from value stocks, and have kept it as of this writing.


Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Consumer Nondurables                                                   20

Technology                                                             17

Financial                                                              16

Consumer Services and Cyclicals                                        15

Energy and Utilities                                                   13

Business Services and Transportation                                   10

Capital Equipment, Process Industries, Basic Materials                  8

Reserves                                                                1

Based on net assets as of 6/30/99.


     The portfolio has more exposure to large-cap companies than previously, as you can gather from the list of 25 largest holdings on page 5, and is much more diversified, with representation in all industry sectors. Technology and telecommunications companies play a more prominent role and several large holdings in these areas were strong performers in the last two months, including Hewlett-Packard, GTE, Nokia, Solectron, and BMC Software. Banking and financial services companies held back performance in the first half, but we are optimistic about the prospects for many of our holdings, including Citigroup, Bank of New York, Freddie Mac, and Associates First Capital. Insurance stocks, such as XL Capital Limited, look particularly appealing at current prices as worries about soft industry pricing have caused investors to sell the stocks down to attractive valuations. Several prominent industrial holdings performed well including AlliedSignal and Honeywell. Both stocks rose handsomely following their agreement to merge. In health care, several major pharmaceutical stocks such as Schering Plough and Warner-Lambert look appealing. After several strong years of performance, 1999 has been tough sledding for the drug stocks as investors began to focus on more economically sensitive issues and President Clinton's proposal for a Medicare prescription drug benefit raised fears of price controls. These companies continue to post strong earnings growth though, and we are optimistic about their future performance.


OUTLOOK

     Over the past few years, declining interest rates helped buoy stock prices while earnings growth slowed. In a reversal of sorts, an expected reacceleration of earnings growth is lifting stocks again but rising interest rates threaten to dampen investor enthusiasm, and valuations are high in historical terms. While we can't be sure how this tug of war between earnings and interest rates will end, we can assure you that our talented team of analysts will diligently pursue the best opportunities in the marketplace, searching for companies whose earnings and share prices can continue to grow. We're confident they will produce much improved results for fund shareholders in the future.

     We look forward to updating you on our progress. Thank you for your continuing support.

     Respectfully submitted,

     William J. Stromberg
     President and Chairman of the Investment Advisory Committee

     July 22, 1999


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

Microsoft                                                             3.3%

GE                                                                    3.0

MCI WorldCom                                                          2.5

GTE                                                                   1.9

Cisco Systems                                                         1.8
--------------------------------------------------------------------------------

Merck                                                                 1.7

Citigroup                                                             1.6

Bank of America                                                       1.5

Hewlett-Packard                                                       1.4

Royal Dutch Petroleum                                                 1.4
--------------------------------------------------------------------------------

Lucent Technologies                                                   1.4

Mobil                                                                 1.4

Coca-Cola                                                             1.3

Tyco International                                                    1.3

America Online                                                        1.3
--------------------------------------------------------------------------------

Wal-Mart                                                              1.3

Bristol-Myers Squibb                                                  1.2

Intel                                                                 1.2

Procter & Gamble                                                      1.2

MediaOne Group                                                        1.2
--------------------------------------------------------------------------------

American International Group                                          1.2

IBM                                                                   1.1

Pfizer                                                                1.1

Johnson & Johnson                                                     1.0

Bank of New York                                                      0.9
--------------------------------------------------------------------------------

Total                                                                38.2%

Note: Table excludes reserves.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

Xilinx**                                                               13(cents)

United HealthCare                                                      12

MCI WorldCom                                                           11

Univision Communications**                                             11

Tyco International                                                     10

News Corporation                                                        8

AlliedSignal                                                            8

Avis Rent A Car**                                                       7

Pacific Internet***                                                     6

Catalina Marketing**                                                    6
--------------------------------------------------------------------------------

Total                                                                  92(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Network Associates**                                              -29(cents)

Romac International**                                                  22

United Road Services**                                                 17

Imax**                                                                 13

Parametric Technology**                                                12

Rite Aid**                                                             10

XL Capital                                                              8

America Online*                                                         8

Allied Waste Industries**                                               7

Richfoods Holdings**                                                    7
--------------------------------------------------------------------------------

Total                                                             -133(cents)


12 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

MCI WorldCom                                                           29(cents)

Xilinx**                                                               29

Univision Communications***                                            22

United HealthCare*                                                     20

Tyco International                                                     19

Catalina Marketing**                                                   14

Fred Meyer**                                                           13

U.S. Foodservice**                                                     11

Galileo International***                                               11

Learning Inc.**                                                        10
--------------------------------------------------------------------------------

Total                                                                 178(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Romac International**                                             -32(cents)

Network Associates***                                                  20

General Nutrition**                                                    19

Warnaco Group**                                                        18

United Road Services**                                                 17

International Specialty Products**                                     17

BE Aerospace**                                                         16

Concentra Managed Care**                                               15

Citigroup*                                                             15

Interim Services**                                                     14
--------------------------------------------------------------------------------

Total                                                             -183(cents)

  *   Position added
 **   Position eliminated
***   Position added and eliminated


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------

As of 6/30/99

                                       Lipper Capital     Capital
                    S&P 500            Apprpeciation      Opportunity
                    Index              Funds Average      Fund

11/30/94            10.000             10.000             10.000

6/95                12.200             11.828             13.210

6/96                15.372             14.689             17.108

6/97                20.705             17.071             18.532

6/98                26.951             21.000             23.708

6/99                33.083             24.864             23.712


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 6/30/99            1 Year      3 Years     Inception        Date
--------------------------------------------------------------------------------

Capital Opportunity Fund          0.02%       11.50%         20.74%   11/30/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    6 Months      Year                                11/30/94
                       Ended     Ended                                 Through
                     6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $ 18.11  $  16.62  $  15.75  $  14.13  $  10.43  $ 10.00

Investment activities
  Net investment
  income               (0.01)    (0.07)     0.01       --*      0.01*    0.02*
  Net realized and
  unrealized gain
  (loss)                0.01      2.44      2.45      2.36      4.83     0.41

  Total from
  investment
  activities            --        2.37      2.46      2.36      4.84     0.43

Distributions
  Net investment
  income                --        --        --        --       (0.01)    --
  Net realized
  gain                  --       (0.88)    (1.59)    (0.74)    (1.13)    --

  Total distributions   --       (0.88)    (1.59)    (0.74)    (1.14)    --

NET ASSET VALUE
End of period        $ 18.11  $  18.11  $  16.62  $  15.75  $  14.13  $ 10.43

Ratios/Supplemental Data

Total
return(diamond)         0.00%    14.70%    15.87%    16.76%*   46.51%*   4.30%*

Ratio of total
expenses to
average
net assets              1.32%!    1.35%     1.35%     1.35%*    1.35%*   1.35%*!

Ratio of net investment
income to average
net assets             (0.07)%!  (0.44)%    0.04%     0.02%*    0.08%*   2.71%*!

Portfolio
turnover rate          204.7%!    73.8%     85.0%    107.3%    136.9%   134.5%!

Net assets, end of period
(in thousands)      $108,533  $124,812  $109,055  $125,077  $ 61,923  $ 2,437

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*         Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.
!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  98.9%

FINANCIAL  15.6%

Bank and Trust  7.1%

Bank of America                                          22,600   $    1,657

Bank of New York                                         28,100        1,031

Bank One                                                 16,200          965

Chase Manhattan                                          10,700          927

Fifth Third Bancorp                                       1,600          107

Firstar                                                   2,100           59

Huntington Bancshares                                     8,100          283

Mellon Bank                                              16,800          611

Mercantile Bancorporation                                 6,600          377

State Street                                              3,700          316

U.S. Bancorp                                             10,800          367

Washington Mutual                                         2,800           99

Wells Fargo                                              20,800          889

                                                                       7,688

Insurance  3.1%

Allstate                                                  4,200          151

American General                                          4,400          331

American International Group                             10,900        1,276

Aon                                                       3,750          155

Hartford Financial
  Services Group                                          2,800          163

Loews                                                     2,300          182

Marsh & McLennan                                          8,500          642

MGIC Investment                                           1,300           63

St. Paul Companies                                        2,700           86

XL Capital (Class A)                                      5,752          325

                                                                       3,374

Financial Services  5.4%

American Express                                          4,900          638

Associates First Capital (Class A)                        8,900          395

Capital One Financial                                     2,700          150

Charles Schwab                                            1,400          154

Citigroup                                                35,550        1,689

Fannie Mae                                                9,400          643

Franklin Resources                                        2,000   $       81

Freddie Mac                                               9,600          557

Goldman Sachs Group *                                     1,900          137

Household International                                   1,800           85

MBNA                                                      8,200          251

Morgan Stanley Dean Witter                                8,500          871

Providian Financial                                       1,700          159

SLM Holding                                               1,600           73

                                                                       5,883

Total Financial                                                       16,945


UTILITIES  6.8%

Telephone Services  4.8%

ALLTEL                                                    2,600          186

Ameritech                                                11,200          823

AT&T                                                     15,700          876

Centurytel                                                4,000          159

GTE                                                      27,200        2,060

Sprint                                                   12,600          666

U. S. Cellular *                                          2,800          150

Western Wireless                                         12,200          330

                                                                       5,250

Electric Utilities  2.0%

Consolidated Edison                                       2,100           95

Constellation Energy Group                                1,600           47

DQE                                                       2,600          104

Duke Energy                                               5,600          304

Entergy                                                   7,200          225

FirstEnergy                                               5,100          158

Niagara Mohawk *                                         13,800          222

PacifiCorp                                                3,900           72

PECO Energy                                               4,800          201

Reliant Energy                                            8,400          232

Texas Utilities                                           5,600          231

Unicom                                                    5,900          228

                                                                       2,119

Total Utilities                                                        7,369


CONSUMER NONDURABLES  19.5%

Beverages  2.2%

Anheuser-Busch                                            3,700   $      262

Coca-Cola                                                22,700        1,419

PepsiCo                                                  20,000          774

                                                                       2,455

Food Processing  2.2%

Campbell                                                  4,200          195

ConAgra                                                   4,900          130

General Mills                                             5,000          402

Heinz                                                     6,800          341

Kellogg                                                   2,000           66

Quaker Oats                                               3,100          206

Ralston Purina                                           14,500          441

Sara Lee                                                  8,700          197

Unilever NV                                               5,714          399

                                                                       2,377

Hospital Supplies/Hospital Management  2.4%

Abbott Laboratories                                      13,300          605

Baxter International                                      6,500          394

Beckman Coulter                                           6,700          326

Boston Scientific *                                      10,300          452

Guidant                                                   3,300          170

HealthSouth *                                             2,200           33

Medtronic                                                 3,000          234

Millipore                                                 5,500          223

Omnicare                                                  4,900           62

Wellpoint Health Networks *                                 900           76

                                                                       2,575

Pharmaceuticals  8.5%

American Home Products                                   12,900          742

Amgen                                                     5,300          322

Bristol-Myers Squibb                                     19,200        1,352

Eli Lilly                                                12,600          903

Johnson & Johnson                                        11,300        1,107

Merck                                                    24,900        1,843

Pfizer                                                   11,000        1,207

Schering-Plough                                          14,000   $      742

Teva Pharmaceutical
  Industries ADR                                          4,800          237

Warner-Lambert                                           11,500          798

                                                                       9,253

Health Care Services  0.5%

Aetna                                                     1,500          134

CIGNA                                                     2,100          187

IMS Health                                                2,900           91

United HealthCare                                         2,000          125

                                                                         537

Cosmetics  0.4%

Gillette                                                 10,700          439

                                                                         439

Miscellaneous Consumer Products  3.3%

Armstrong World                                             700           40

Clorox                                                    1,200          128

Colgate-Palmolive                                         2,200          217

Fortune Brands                                            5,000          207

Harcourt General                                            600           31

Liz Claiborne                                               500           18

Mattel                                                    9,400          249

Newell Rubbermaid                                         2,800          130

NIKE (Class B)                                            4,200          266

Philip Morris                                            20,300          816

Procter & Gamble                                         14,600        1,303

Reebok *                                                  1,100           20

RJR Nabisco                                               3,100           61

V. F                                                      1,400           60

                                                                       3,546

Total Consumer Nondurables                                            21,182


CONSUMER SERVICES  11.4%

General Merchandisers  2.8%

Costco Companies *                                        2,300          184

Dayton Hudson                                             9,000          585

Dillards                                                  1,300           46

Dollar General                                            5,250          152

J.C. Penney                                               1,900   $       92

May Department Stores                                     3,500          143

Neiman-Marcus *                                           8,200          211

Saks *                                                    6,500          188

Sears                                                     2,200           98

Wal-Mart                                                 28,800        1,389

                                                                       3,088

Specialty Merchandisers  3.6%

Albertson's                                               3,969          205

Circuit City Stores                                       1,400          130

CVS                                                       6,600          335

Federated Department Stores *                             3,300          175

Home Depot                                               15,500          999

Kohl's *                                                  2,400          185

Kroger *                                                 14,800          413

Lowes                                                     4,600          261

Safeway *                                                 4,300          213

Staples *                                                 5,800          179

The Gap                                                   8,400          423

Toys "R" Us *                                             7,700          159

Walgreen                                                  7,100          209

                                                                       3,886

Entertainment and Leisure  2.3%

Carnival (Class A)                                        6,400          310

Disney                                                    1,200           37

McDonald's                                               11,200          463

Papa Johns *                                              1,600           72

MediaOne Group *                                         17,400        1,294

Viacom (Class B) *                                        6,800          299

Wendys                                                      600           17

                                                                       2,492

Media and Communications  2.6%

CBS *                                                    10,300          447

Clear Channel Communications *                            4,500          310

Comcast (Class A Special)                                 7,100          273

Dun & Bradstreet                                          1,500           53

McGraw-Hill                                               1,700           92

Meredith                                                    300           10

R.R. Donnelley                                            2,500   $       93

Time Warner                                              13,000          956

Tribune                                                   1,200          105

Vodafone ADR                                              2,650          522

                                                                       2,861

Restaurants  0.1%

Darden Restaurants                                          800           17

Tricon Global Restaurants *                                 900           49

                                                                          66

Total Consumer Services                                               12,393



CONSUMER CYCLICALS  3.5%

Automobiles and Related  2.4%

Dana                                                      3,900          180

Delphi Automotive Systems                                 4,612           86

Eaton                                                     6,100          561

Ford Motor                                               11,700          660

GM                                                        6,600          435

Goodyear Tire & Rubber                                    1,900          112

TRW                                                      10,100          554

                                                                       2,588

Miscellaneous Consumer Durables  1.1%

Eastman Kodak                                             6,500          440

Masco                                                     5,700          165

Whirlpool                                                 7,900          585

                                                                       1,190

Total Consumer Cyclicals                                               3,778


TECHNOLOGY  17.6%

Electronic Components  4.0%

Altera *                                                  8,200          302

Analog Devices *                                          7,100          356

EMC *                                                     9,700          534

Intel                                                    22,500        1,338

Maxim Integrated Products *                               5,300          352

Motorola                                                  7,900          749

National Semiconductor *                                  4,900          124

Sanmina *                                                 4,100   $      311

Texas Instruments                                         2,000          290

                                                                       4,356

Telecommunications  6.1%

ADC Telecommunications *                                  4,800          219

Cisco Systems *                                          30,800        1,984

Lucent Technologies                                      22,680        1,529

MCI WorldCom *                                           32,056        2,758

Scientific-Atlanta                                          500           18

Sprint PCS *                                              2,700          154

                                                                       6,662

Aerospace and Defense  1.2%

AlliedSignal                                              6,000          378

General Dynamics                                          1,600          110

Lockheed Martin                                           3,700          138

Northrop                                                    900           60

Raytheon (Class B)                                        3,800          267

United Technologies                                       4,400          315

                                                                       1,268

Information Processing  2.0%

Dell Computer *                                          12,200          451

IBM                                                       9,600        1,241

SCI Systems *                                             9,300          441

                                                                       2,133

Office Automation  0.3%

Ceridian *                                                1,800           59

Pitney Bowes                                                800           51

Xerox                                                     3,400          201

                                                                         311

Specialized Computer  0.5%

Sun Microsystems *                                        8,400          579

                                                                         579

Electronic Systems  3.5%

Applied Materials *                                       3,300          244

EG&G                                                        700           25

Hewlett-Packard                                          15,600        1,568

Honeywell                                                 2,300          266

KLA-Tencor *                                              1,800          117

Nokia ADR                                                 9,700          888

Solectron *                                              10,700   $      713

                                                                       3,821

Total Technology                                                      19,130



CAPITAL EQUIPMENT  4.5%

Electrical Equipment  4.3%

GE                                                       28,500        3,220

Tyco International                                       14,932        1,415

                                                                       4,635

Machinery  0.2%

FMC *                                                     2,700          185

Foster Wheeler                                              700           10

                                                                         195

Total Capital Equipment                                                4,830


BUSINESS SERVICES AND
TRANSPORTATION  9.9%

Computer Service and Software  7.2%

America Online *                                         12,600        1,392

Automatic Data Processing                                 5,500          242

BMC Software *                                           10,300          556

Citrix Systems *                                          8,700          490

Computer Associates                                       5,600          308

Computer Sciences *                                         500           35

Compuware *                                               5,000          159

Electronic Data Systems                                   1,300           74

First Data                                                4,700          230

General Instrument *                                      1,000           42

Microsoft *                                              40,200        3,623

Novell *                                                  2,200           58

Oracle *                                                 15,300          568

Synopsys *                                                  700           39

                                                                       7,816

Distribution Services  0.8%

Cardinal Health                                           5,400          346

Ikon Office Solutions                                     2,100           31

Tech Data *                                              11,500          440

                                                                         817

Miscellaneous Business Services  1.1%

Browning-Ferris                                           2,200   $       95

Equifax                                                   2,500           89

FDX *                                                     2,200          119

Fluor                                                     1,400           57

H&R Block                                                 1,400           70

Omnicom                                                   2,900          232

Paychex                                                   1,650           53

Waste Management                                          9,900          532

                                                                       1,247

Railroads  0.5%

Burlington Northern Santa Fe                             17,200          533

                                                                         533

Airlines  0.3%

AMR *                                                     1,700          116

Continental Airlines *                                    1,800           68

Delta                                                     1,500           86

Southwest Airlines                                        2,900           90

                                                                         360

Total Business Services and Transportation                            10,773


ENERGY  6.3%

Integrated Petroleum - Domestic  0.8%

Amerada Hess                                              2,200          131

Atlantic Richfield                                        3,400          284

Kerr-McGee                                                1,400           70

Phillips Petroleum                                        3,100          156

USX-Marathon                                              7,700          251

                                                                         892

Integrated Petroleum - International  4.4%

Chevron                                                   5,700          543

Exxon                                                    12,100          933

Mobil                                                    15,100        1,495

Royal Dutch Petroleum ADR                                25,800        1,554

Texaco                                                    4,400          275

                                                                       4,800


Energy Services  0.6%

Baker Hughes                                              6,500   $      218

Halliburton                                               3,800          172

Helmerich & Payne                                           400           10

Schlumberger                                              3,900          248

                                                                         648

Exploration and Production  0.3%

Anadarko Petroleum                                        1,000           37

Burlington Resources                                      2,100           91

Union Pacific Resources                                   1,600           26

Unocal                                                    2,300           91

                                                                         245

Gas and Gas Transmission  0.2%

Enron                                                     2,400          196

                                                                         196

Total Energy                                                           6,781


PROCESS INDUSTRIES  3.0%

Diversified Chemicals  1.3%

Air Products and Chemicals                                2,700          109

Dow Chemical                                              1,400          178

DuPont                                                   12,200          833

Praxair                                                   2,000           98

W. R. Grace *                                            12,200          224

                                                                       1,442

Forest Products  0.3%

International Paper                                       3,700          187

Potlatch                                                  1,000           44

Weyerhaeuser                                              1,900          130

                                                                         361

Specialty Chemicals  0.7%

3M                                                        2,000          174

Avery Dennison                                            1,500           91

Great Lakes Chemical                                      3,900          180

Millennium Chemicals                                      3,500           82

Raychem                                                   6,500          240

                                                                         767

Paper and Paper Products  0.7%

Bowater                                                   1,100   $       52

Champion International                                    1,800           86

Fort James                                                4,400          167

Kimberly-Clark                                            7,000          399

                                                                         704

Total Process Industries                                               3,274


BASIC MATERIALS  0.8%

Metals  0.5%

Alcan Aluminum                                            2,300           74

Alcoa                                                     3,600          223

Cyprus Amax Minerals                                      1,800           27

Inco                                                      2,900           52

Nucor                                                       800           38

Phelps Dodge                                              1,500           93

Reynolds Metals                                             800           47

                                                                         554

Mining  0.1%

Battle Mountain Gold                                      9,100           22

Newmont Mining                                            4,600           92

                                                                         114

Miscellaneous Materials  0.2%

Williams Companies                                        4,100          174

                                                                         174

Total Basic Materials                                                    842

Total Common Stocks (Cost $99,721)                                   107,297


Short-Term Investments  1.3%

Money Market Funds  1.3%

Government Reserve Investment
  Fund, 4.77% #                                       1,476,334        1,476

Total Short-Term Investments (Cost $1,476)                             1,476

Total Investments in Securities

100.2% of Net Assets (Cost $101,197)                              $  108,773

Other Assets Less Liabilities                                           (240)

NET ASSETS                                                        $  108,533
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      (39)

Accumulated net realized gain/loss -
net of distributions                                                  23,759

Net unrealized gain (loss)                                             7,576

Paid-in-capital applicable to 5,992,445 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                       77,237

NET ASSETS                                                        $  108,533
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.11
                                                                  ----------

  #   Seven-day yield
  *   Non-income producing
ADR   American Depository Receipt
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $     511
  Interest                                                               186

  Total income                                                           697

Expenses
  Investment management                                                  413
  Shareholder servicing                                                  215
  Custody and accounting                                                  45
  Prospectus and shareholder reports                                      34
  Registration                                                            18
  Legal and audit                                                          6
  Directors                                                                3
  Miscellaneous                                                            2

  Total expenses                                                         736

Net investment income                                                    (39)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                22,517
Change in net unrealized gain
  or loss on securities                                              (22,991)

Net realized and
  unrealized gain (loss)                                                (474)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (513)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/99             12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $        (39)        $       (520)
  Net realized gain (loss)                          22,517                5,258
  Change in net unrealized
  gain or loss                                     (22,991)              11,091

  Increase (decrease) in net
  assets from operations                              (513)              15,829

Distributions to shareholders
  Net realized gain                                   --                 (5,807)

Capital share transactions*
  Shares sold                                        9,256               41,118
  Distributions reinvested                            --                  5,668
  Shares redeemed                                  (25,022)             (41,051)

  Increase (decrease) in net
  assets from capital
  share transactions                               (15,766)               5,735

Net Assets

Increase (decrease)
  during period                                    (16,279)              15,757
Beginning of period                                124,812              109,055

End of period                                 $    108,533         $    124,812
                                              ---------------------------------

*Share information
  Shares sold                                          524                2,323
  Distributions reinvested                            --                    339
  Shares redeemed                                   (1,422)              (2,333)

  Increase (decrease) in
  shares outstanding                                  (898)                 329

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian, are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $109,583,000 and $116,658,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $101,197,000. Net unrealized gain aggregated $7,576,000 at period-end, of which $10,507,000 related to appreciated investments and $2,931,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $58,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $204,000 for the six months ended June 30, 1999, of which $47,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $186,000 and are reflected as interest income in the accompanying Statement of Operations.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367


Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F08-051  6/30/99